UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

Lpath, Inc.

(Exact name of registrant specified in charter)

Nevada	000-50344	16-1630142
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6335 Ferris Square, Suite A, San Diego, CA  92121

(Address of principal executive offices)  (Zip Code)

(858) 678-0800

Issuer’s Telephone Number

Neighborhood Connections, Inc.,

3118 West Parkwood Avenue, Pmb 111, Webster, TX  77598

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(a) Previous independent accountants.

(i) Effective December 1, 2005, the Registrant’s Board of Directors dismissed Beckstead and Watts, LLP (“Beckstead”) as the Registrant’s independent accountants.

(ii) The audit report of Beckstead on the financial statements of the Registrant as of December 31, 2004 and 2003 and for the two year period ended December 31, 2004 and for the period from September 18, 2002 (date of inception) through December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as noted below.  The audit reports of Beckstead on the financial statements of the Registrant as of December 31, 2003 and 2002 and as of December 31, 2004 and 2003 and for the period from September 18, 2002 (date of inception) through December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that they were qualified as to the Registrant’s ability to continue as a going concern and contained a separate paragraph stating that “As discussed in Note 2 to the financial statements, the Company has had limited operations and have not commenced planned principal operations.  This raises substantial doubt about its ability to continue as a going concern.  Management’s plan in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty”.

(iii) All members of the Registrant’s Board of Directors executed a unanimous written consent, dated  December 2, 2005, that  approved the dismissal of Beckstead effective as of December 1, 2005.

(iv) During the two most recent fiscal years and the subsequent interim period through November 30, 2005, there were no disagreements between the Registrant and Beckstead as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead, would have caused Beckstead to make reference in their reports on the financial statements for such years to the subject matter of the disagreement.

(v) An updated letter from Beckstead will be filed as an exhibit to this Form 8-K/A.  During the Registrant’s two most recent fiscal years ended December 31, 2004, and the subsequent interim period through November 30, 2005, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

(b) New independent accountants.

(i) Effective December 1, 2005, the Registrant engaged Levitz, Zacks & Ciceric (“Levitz”) as its new independent accountants.  The Registrant’s Board of Directors executed a unanimous written consent, dated December 2, 2005, that approved the engagement of Levitz effective as of December .  Levitz was engaged as the independent auditors of Lpath in 2005 to audit the 2003 and 2004 financial statements.  In the Registrant’s two most recent fiscal years and any subsequent interim period through the date of the engagement, the Registrant has not consulted with Levitz regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Levitz concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a  “disagreement,”  as that term is defined  in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits:

16.1+                    Letter from Beckstead and Watts, LLP regarding change in certifying accountant.

+To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lpath, Inc.

By:	/s/Scott Pancoast
Name: Scott Pancoast
Title: President and Chief Executive Officer
Dated: December 20, 2005